SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2002

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660

(Commission File Number)

CA (State or other jurisdiction of incorporation)	94-2928582 (I.R.S. Employer Identification No.)

48401 FREMONT BLVD.

FREMONT, CALIFORNIA 94538
 (Address of principal executive offices, with zip code)

(510) 492-1088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1

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Item 5. Other Events.

On February 6, 2002, ESS Technology, Inc. issued a press release, announcing the settlement of all pending litigation matters between ESS Technology, Inc. and PCTEL. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

The following exhibit is filed with this report:

99.1    Press Release dated February 6, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC

By: /s/ James B. Boyd

James B. Boyd Chief Financial Officer

Dated: February 6, 2002

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 6, 2002.

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